                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     December 18, 2003 (December 17, 2003)


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                0-20117                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE

        On December 17, 2003, Encysive Pharmaceuticals Inc. (the "Company") issued a press release announcing that it had entered into an underwriting agreement (the "Underwriting Agreement") with SG Cowen Securities Corporation, RBC Dain Rauscher Inc. and Needham & Company, Inc. in connection with the offering (the "Offering") of 6,500,000 shares of the Company's common stock, par value $.005 per share (the "Common Stock"). The Company also granted to the underwriters an option to purchase up to 975,000 shares of Common Stock to cover over-allotments.

        The Offering is being made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-108107) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Company may offer, from time to time, Common Stock with an aggregate public offering price of up to $50,000,000.

        The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

            1.1 Underwriting Agreement dated December 17, 2003, among Encysive Pharmaceuticals Inc., SG Cowen Securities Corporation, RBC Dain Rauscher Inc. and Needham & Company, Inc.

           99.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Common Stock.

           99.2   Press Release.


                            [SIGNATURE PAGE FOLLOWS]
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Encysive Pharmaceuticals Inc.


Date: December 17, 2003                    By: /s/ Stephen L. Mueller
                                               ----------------------
                                               Stephen L. Mueller
                                               Vice-President, Finance and
                                               Administration, Secretary and
                                               Treasurer